Exhibit 10.8


                                 AMENDMENT NO. 2

                                       to

                 AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT

                            Dated as of June 29, 2004

                                      among

                          LEUCADIA NATIONAL CORPORATION

                                       and

                              FLEET NATIONAL BANK,
                            as Administrative Agent,

                              JPMORGAN CHASE BANK,
                              As Syndication Agent,


                                       and


                              FLEET NATIONAL BANK,
                              JPMORGAN CHASE BANK,
                               HSBC BANK USA, AND
                        ISRAEL DISCOUNT BANK OF NEW YORK,
                                  As the Banks

                                    AMENDMENT
                                       to
                 AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT


         THIS AMENDMENT AGREEMENT (this "Amendment"), dated as of June 29, 2004, to become effective as of the Effective Date as defined in Section 4 hereof upon satisfaction of the conditions specified therein, is by and among Leucadia National Corporation, a New York corporation (the "Company"), Fleet National Bank, JPMorgan Chase Bank, HSBC Bank USA, and Israel Discount Bank of New York (collectively, the "Banks"), Fleet National Bank as Administrative Agent for itself and the other Banks, and JPMorgan Chase Bank as Syndication Agent for itself and the other Banks.

         Whereas, the Company, the Banks, the Administrative Agent and the Syndication Agent are parties to that certain Amended and Restated Revolving Credit Agreement dated as of March 11, 2003, as amended by an Amendment dated as of March 31, 2004 (as so amended, the "the Credit Agreement"), pursuant to which the Banks, upon the terms and conditions specified therein, have agreed to make Loans to the Company; and

         Whereas, the Company has requested that the Banks, the Administrative Agent and the Syndication Agent agree, and the Banks, the Administrative Agent and the Syndication Agent have agreed, on the terms and subject to the conditions set forth herein, to amend certain of the provisions of the Credit Agreement;

         NOW, THEREFORE, the parties hereto hereby agree as follows:

         1. Defined Terms. Capitalized terms which are used herein without definition and which are defined in the Credit Agreement shall have the same meanings herein as in the Credit Agreement.

         2. Amendments to the Credit Agreement. Section 8.3 of the Credit Agreement is hereby amended in its entirety to read as follows:

                  8.3. Debt Leverage Ratio. The Company will not at any time permit the ratio of (a) Funded Debt to (b) the sum of Shareholders' Equity and Funded Debt to exceed 0.50 to 1.0.

         3. Representations and Warranties. The Company hereby represents and warrants to the Banks that:

         (a) The execution and delivery by the Company, and the performance by the Company, of its obligations and agreements under this Amendment and the Credit Agreement as amended hereby (i) are within the corporate authority of the Company, have been duly authorized by all necessary corporate proceedings, (ii) do not and will not contravene any Requirement of Law applicable to or binding upon the Company or any of its Subsidiaries, nor any Contractual Obligation of the Company or any of its Subsidiaries, and (iii) will not result in or require the creation or imposition of any Lien on any of the Company's or its Subsidiaries' respective properties or revenues pursuant to any Requirement of Law or Contractual Obligation, except in the case of clauses (ii) and (iii) any contractual violations and/or Liens which in the aggregate would not be reasonably likely to have a material adverse effect on the business, operations, property or financial or other condition of the Company and its Subsidiaries taken as a whole and would not be reasonably likely to have a material adverse effect on the ability of the Company to perform its obligations under the Credit Agreement and the Notes.

         (b) This Amendment and the Credit Agreement as amended hereby constitute the legal, valid and binding obligations of the Company enforceable against the Company in accordance with their terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally.

         (c) The representations and warranties contained in Section 5 of the Credit Agreement are true and correct as of the date hereof with same effect as if made on and as of the date hereof.

         (d) The consolidated balance sheet of the Company and its consolidated Subsidiaries as at December 31, 2003, and the related consolidated statements of operations, statements of changes in shareholders equity and statements of cash flows for the fiscal year ended on such date, certified by PricewaterhouseCoopers LLP, and the Company's quarterly report to the shareholders on Form 10Q for the quarter ended March 31, 2004, as filed with the Securities and Exchange Commission, copies of which have heretofore been furnished to the Banks, are complete and correct and present fairly in accordance with GAAP the consolidated financial condition of the Company and its consolidated Subsidiaries as at such dates, and the consolidated results of their operations and changes in cash flows for the fiscal periods then ended. All such financial statements, including the related schedules and notes thereto, have been prepared in accordance with GAAP applied consistently with the preceding fiscal periods.

         4. Effectiveness. This Amendment shall be deemed to be effective as of the date hereof (the "Effective Date"), subject to satisfaction of the following conditions precedent:

         (a) The Administrative Agent shall have received counterparts of this Amendment signed by the Company and the Majority Banks.

         (b) The Company shall have paid to the Administrative Agent, for the account of each of the Banks executing and delivering this Amendment, an amendment fee in the amount of $5,000.

         (c) The Company shall have paid the reasonable legal fees and disbursements of Bingham McCutcheon LLP, as counsel to the Administrative Agent and the Banks, in connection with this Amendment (for which an invoice shall have been presented).

         (d) The Administrative Agent shall have received copies of such certificates and other documents as the Administrative Agent may reasonably request, and such documents and all legal matters in connection with this Amendment shall be satisfactory in form and substance to the Administrative Agent and its counsel.

5.       Miscellaneous Provisions.

         (a) Except as otherwise expressly provided by this Amendment, all of the terms, conditions and provisions of the Credit Agreement shall remain the same; and the Credit Agreement as amended hereby shall continue in full force and effect.

         (b) This Amendment is intended to take effect as an instrument executed under seal and shall be construed according to and governed by the laws (excluding the laws applicable to conflicts or choice of law) of the Commonwealth of Massachusetts.

         (c) This Amendment may be executed in any number of counterparts, but all such counterparts shall together constitute but one instrument. In making proof of this Amendment, it shall not be necessary to produce or account for more than one counterpart signed by the Company and the Banks.


                     [Remainder of Page Intentionally Blank]

         IN WITNESS WHEREOF, the undersigned parties have caused this Amendment Agreement to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.


                                        LEUCADIA NATIONAL CORPORATION


                                        By:
                                            --------------------------------
                                        Name:
                                        Title:


                                        FLEET NATIONAL BANK
                                        individually and as Administrative Agent

                                        By:
                                            --------------------------------
                                        Name:
                                        Title:


                                        JPMORGAN CHASE BANK ,
                                        individually and as Syndication Agent

                                        By:
                                             --------------------------------
                                        Name:
                                        Title:


                                        HSBC BANK USA

                                        By:
                                            --------------------------------
                                        Name:
                                        Title:


                                        ISRAEL DISCOUNT BANK OF NEW YORK

                                        By:
                                            --------------------------------
                                        Name:
                                        Title:

                                        By:
                                            --------------------------------
                                        Name:
                                        Title: